CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Institutional Cash Management Fund, Inc. - Government Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                        Chief Financial Officer
Smith Barney Institutional Cash                Smith Barney Institutional Cash
 Management                                     Management
Fund, Inc. - Government Portfolio              Fund, Inc. - Government Portfolio

/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: February 2, 2004                      Date: February 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Institutional Cash Management Fund, Inc. - Cash Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

   1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Financial Officer
Smith Barney Institutional Cash                 Smith Barney Institutional Cash
 Management                                      Management
Fund, Inc. - Cash Portfolio                     Fund, Inc. - Cash Portfolio

/s/ R. Jay Gerken                               /s/ Richard L. Peteka
---------------------------                     ---------------------------
R. Jay Gerken                                   Richard L. Peteka
Date: February 2, 2004                          Date:  February 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of Smith Barney Institutional Cash Management Fund, Inc. - Municipal Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                 Chief Financial Officer
Smith Barney Institutional Cash         Smith Barney Institutional Cash
Management                              Management
Fund, Inc. - Municipal Portfolio        Fund, Inc. - Municipal Portfolio

/s/ R. Jay Gerken                       /s/ Richard L. Peteka
---------------------------             --------------------------------
R. Jay Gerken                           Richard L. Peteka
Date:  February 2, 2004                 Date:  February 2, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C.(S)1350 and is not being filed as part of the Form N-CSR with the Commission.